QKL STORES, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
2009年综合证劵及奖励计划

EMPLOYEE STOCK OPTION AGREEMENT

员工期权协议

THIS AGREEMENT made as of June 26, 2010, by and between QKL Stores, Inc., a Delaware corporation (the “Company”), and Alan Stewart (the “Optionee”).
协议于2010年     6月26日   , 在QKL STORES, INC., 一家特拉华州公司 (下称 “公司”)和         Alan Stewart         (下称”承授者”)之间达成.

WITNESSETH:
特此为证:

WHEREAS, the Company has adopted the QKL Stores, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and
鉴于公司为其雇员,非雇员董事及顾问,和其关联公司的雇员,非雇员董事及顾问的利益, 采纳QKL Stores, Inc. 2009年综合证劵及奖励计划 (下称“本计划”), 及

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
鉴于委员会根据本计划和本协议以下所列的条款和条件, 批准授于承授者本计划项下的期权,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:
经考虑本协议所述的前提, 公司和承授者达成以下协议:

1.           Definitions. 定义.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

本协议中使用的术语, 已于本计划中定义者, 依本计划之定义

2.           Grant of Option. 期权的授予.

The Committee hereby grants to the Optionee an option to purchase 100,000 shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to   $4.40    (not less than the Fair Market Value of a Share on the date of the grant of the Option) (the “Option”).
委员会在此授予承授者,以每股等于$   4.40   (不低于此期权授于日的每股公平市价)的期权价, 购买100，000股公司普通股股票(下称“股票”)的期权（下称“期权”）.

3.           Option Terms and Exercise Period. 期权的条件及行使期

(a)           The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

期权的行使和承授者行使期权时对期权价格的支付, 应按本计划的规定执行.

(b)           All or any part of the Option may be exercised by the Optionee no later than the eighth (8th) anniversary of the date of this Agreement.
承授者行使部分或全部的期 权, 须在本协议生效日的第八个周年日之前完成.

(c)           This Agreement and the Option shall terminate on the earlier of (i) the eighth (8th) anniversary of the date of this Agreement, or (ii) the date as of which the Option has been fully exercised.

本协议和期权在 (1)本协议生效日的第八个周年日, 或(2) 期权全部行使完毕之日终止, 以此二者较早者为准

4.           Vesting. 既得.

Subject to Section 10, the Option shall vest and become exercisable pursuant to the following schedule:

受限于第十条规定, 期权应依下述时间表成为既得, 并可行使:

Number of Months Completed Since Date of Grant 授予日以来已过去的月数	Shares Vested and Exercisable 既得并可行使的股数
Less than 12 少于12个月	20%
12 but less than 24 已有12个月但少于24个月	40%
24 but less than 36 已有24个月但少于36个月	60%
36 but less than 48 已有36个月但少于48个月	80%
48 or more 48个月或以上	100%

5.           Termination of Employment.雇用关系的终止

Sections 6.2 and 6.4 of the Plan shall control.
由本计划6.2和6.4条控制.

6.           Restrictions on Transfer of Option. 期权转让的限制.

This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.

除非(1)根据遗嘱或继承法继承,或(2)由承授者转赠给其家属,本协议和期权不得转让.  此期权在承授者在世期间, 只能由承授者行使, 除非承授者永久性完全残疾或死亡; 如已转赠给家属,则只能由受赠者行使.

7.           Exercise of Option. 期权的行使

(a)           The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.
此期权的可行使期由本协议或本计划规定; 一经以委员会规定的形式, 把欲行使的书面通知在公司主要办公地址递交给公司秘书后, 即可行使.  行使通知须指明此次期权行使的股数.

(b)           Subject to Section 7(c), Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.
依据第7(c) 条， 根据期权购买的股票须在购买时全部以现金, 股票(包括根据本计划已获得的股票), 或部分以现金, 部分以股票支付.  作为期权对价支付而转让的股票价格根据其转让日的公平市价决定.

(c)           The Option price may be paid, in whole or in part, by (i) an immediate market sale or margin loan as to all or a part of the Shares to which the Optionee shall be entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Optionee of the Option price (or portion thereof to be so paid), (ii) the delivery of the Shares from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company.

期权对价可以通过以下几种方式全部或部分支付, (1)来自于承授者全部或部分股票的当即市场买卖或保证金贷款（或其中部分以此方式支付）。 而根据公司向承授者期权对价贷款的延伸，这些股票是承授者在行权的同时有权得到的。  (2) 由公司直接将股票发送给经纪公司，和（3）由经纪公司从股票出售收益或保证金贷款直接将期权对价送交给公司。

8.           Regulation by the Committee. 委员会的管理.

This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.
本协议和期权受所有由委员会决定施行的管理程序和规则管制. 委员会对任何有关本计划或本协议的问题所做出的决定将是最终决定, 对承授者和因遗嘱,继承法, 或因承授者转赠亲属获得任何份数购股权的人士,均有约束力.

9.           Rights as a Stockholder. 股东的权利

The Optionee shall have no rights as a stockholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.
在普通股股票证书颁发给承授者之前, 承授者对期权项下股票没有任何股东权利.

10.         Change of Control. 控制权的改变.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.
尽管有第四条成为既得的条件之规定,如有控制权改变, 则在控制权改变之日,期权将自动完全成为既得,并可行使.

11.         Reservation of Shares. 股票的储备

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.
公司在此同意, 将为此期权始终保留相应的股票股数,用以在承授者支付期权对价之后发行和/或交付根据期权规定支付后所必须发行和/或交付的股票.

12.         Delivery of Share Certificates. 股票证书的交付.

Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.
期权行使后合理的时期内, 公司须给承授者, 或他/她的法律代表, 或他/她的受益人交付其因期权行使所购买的股票的证书.

13.         Withholding.保留

In the event the Optionee elects to exercise the Option (or any part thereof) , if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

当承授者选择行使期权（或其中的任意部分）时，如果由于任何联邦，州或地方税务规则或规定，公司或其附属被要求保留授予承授者的股票当中的任何数量的股票，那么公司或其附属则有权减去并保留此数量的股票。

14.         Amendment. 修订

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162 (m) of the Code and applicable interpretive authority thereunder).

15.         Plan Terms. 计划条款.

The terms of the Plan are hereby incorporated herein by reference.
本计划的条款特此列入本协议内作参照.

16.         Effective Date of Grant. 授于生效日.

The Option shall be effective as of the date first written above.

此期权在本协议页首注明的日期生效.

17.         Optionee Acknowledgment. 承授者认知.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.  The Optionee further acknowledges and agrees that any exercise of the Option shall be strictly in compliance with applicable laws, including without limitation, those regulations enacted by the State Administration of Foreign Exchange of the People’s Republic of China, if applicable to the Optionee
承授者认知,已收到和已阅读了本计划和本协议, 并承诺接受本计划和本协议所有条款的约束, 特此签字. 承授者进一步认知并同意,购股权的行使必须严格遵守适用的法律,如对承授者适用,也包括但不限于中华人民共和国国家外汇管理局已制定的规定.

ATTEST（认证）:	QKL STORES, INC.

s/s Ren Zheng	By（由）:	/s/ Zhuangyi Wang

	Its(职称):	Chief Executive Officer

/s/ Alan Stewart , Optionee（承授者）